UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 6, 2007 (June 4, 2007)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On June 4, 2007, Rite Aid Corporation (“Rite Aid”) completed its acquisition (the “Acquisition”) of the Brooks and Eckerd drugstore chains from The Jean Coutu Group (PJC) Inc. (the “Jean Coutu Group”), pursuant to the Stock Purchase Agreement, dated as of August 23, 2006, between Rite Aid and Jean Coutu Group.  This amendment to Rite Aid’s Current Report on Form 8-K dated June 4, 2007 is being filed to set forth where the requisite historical financial information of JCG (PJC) LLC (“Jean Coutu USA”) may be found and includes the required pro forma financial statements of Rite Aid.  All required historical financial statements of Jean Coutu are hereby incorporated by reference herein and shall be deemed filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.              Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical financial statements of Jean Coutu USA required to be filed in connection with the Acquisition (i) for each of the three fiscal years ended May 27, 2006 were filed on November 30, 2006 on pages 125 through 155 of Rite Aid’s Definitive Proxy Statement, and (ii) for the fourteen and forty week period ended March 3, 2007 were filed on May 9, 2007 as exhibit 99.2 to Rite Aid’s 8-K/A, are hereby incorporated by reference herein and shall be deemed filed for purposes of the Exchange Act.

(b) Pro Forma Financial Information.

The pro forma financial statements required in connection with the Acquisition are included herein.

(d)           Exhibits

23.1	Consent of Deloitte & Touche LLP — Included herein
99.1

Audited Financial Statements of Jean Coutu USA for each of the three fiscal years ended May 27, 2006 — Pages 125 – 155 of  Rite Aid’s Definitive Proxy Statement filed on November 30, 2006 and incorporated by reference herein

99.2	Consolidated Condensed Financial Statements of Jean Coutu USA for the Quarter Ended March 3, 2007 - Exhibit 99.2 to Rite Aid Form 8-K/A filed on May 9, 2007 and incorporated by reference herein
99.3	Unaudited Pro Forma Combined Financial Statements of Rite Aid Corporation and Jean Coutu USA - Included herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 6, 2007	By:	/s/ Robert B. Sari
	Name:	Robert B. Sari
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP — Included herein
99.1

Audited Financial Statements of Jean Coutu USA for each of the three fiscal years ended May 27, 2006 — Pages 125 – 155 of Rite Aid’s Definitive Proxy Statement filed on November 30, 2006 and incorporated by reference herein

99.2	Consolidated Condensed Financial Statements of Jean Coutu USA for the Quarter Ended March 3, 2007 - Exhibit 99.2 to Rite Aid Form 8-K/A filed on May 9, 2007 and incorporated by reference herein
99.3	Unaudited Pro Forma Combined Financial Statements of Rite Aid Corporation and Jean Coutu USA - Included herein